UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549

               ----------------------------------

                            FORM 8-K


                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
                             of the
                 Securities Exchange Act of 1934


Date of Report (Date earliest event reported):    March 24, 1999
                                                  --------------



                    PARKWAY PROPERTIES, INC.
------------------------------------------------------------------
      (Exact name of Registrant as specified in its charter)



Maryland                      1-11533                   74-2123597
------------------------------------------------------------------
(State or other       (Commission File Number)       (IRS
Employer
jurisdiction of
Identification
incorporation)                                          Number)

One Jackson Place Suite 1000
  188 East Capitol Street
      P. O. Box 24647
    Jackson, Mississippi                                39225-4647
------------------------------------------------------------------

Registrant's telephone number, including area code: (601) 948-4091
                                                    --------------


------------------------------------------------------------------
   (Former name or former address, if changed since last report)

                     PARKWAY PROPERTIES, INC.


Item 5.   Other Events.

     On March 31, 1998, the Company purchased the Southtrust Bank Building in St. Petersburg, Florida for $17,440,000. The Southtrust Bank Building is a seventeen-story 196,000 rentable square foot office building overlooking Tampa Bay in downtown St. Petersburg. The building has an attached parking garage accommodating 192 spaces. The purchase was funded with advances under then existing bank lines of credit with Deposit Guaranty National Bank.

     On May 1, 1998, the Company purchased the 73,000 square foot River Oaks Office Plaza in Jackson, Mississippi for $4,400,000. The project consists of two garden-style, two-story buildings constructed in 1981 and includes 326 surface parking spaces. River Oaks Office Plaza is located in the Lakeland Drive sub-market of Jackson. The purchase was funded with advances under then existing bank lines of credit with Deposit Guaranty National Bank.

     On July 1, 1998, the Company purchased a partnership owning the 172,000 square foot 111 East Capitol Building in Jackson, Mississippi for $11,350,000 including 1,318 operating partnership units of Parkway Properties LP and the assumption of a $5,647,000 mortgage note payable. This acquisition has been accounted for using the purchase method of accounting. The total purchase price has been allocated on the basis of fair values of the assets acquired and liabilities assumed. The mortgage note payable, which has a stated rate of 8% has been recorded at $5,962,000 to reflect it at fair value based on the Company's current incremental borrowing rate of 7%. The building was constructed in 1983 and includes an attached 200-space two-level parking garage. The 111 East Capitol Building is located in the Central Business District of Jackson. The purchase was funded with advances under then existing bank lines of credit with Deposit Guaranty National Bank.

     On December 18, 1998, the Company purchased the Winchester Building in Richmond, Virginia for $11,680,000. The three-story, 128,000 square foot office building was constructed in 1987 and is currently 88% leased. The purchase was funded with advances under existing bank lines of credit with a consortium of 14 banks with Chase Bank of Texas, National Association serving as the lead agent.

Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements

      (1)   The  following  audited financial  statement  of  the
Southtrust Bank Building for the year ended December 31, 1997  is
attached   hereto.  Also  included  is  the  unaudited  financial
statement for the three months ended March 31, 1998.

                                                             Page
                                                             ----
     Report of Independent Auditors                             4
     Statement of Rental Revenue and
       Direct Operating Expenses                                5
     Notes to Statement of Rental Revenue
       and Direct Operating Expenses                            6

     (2)  The following audited financial statement of River Oaks
Office Plaza for the year ended December 31, 1997 is attached hereto. Also included is the unaudited financial statement for the four months ended April 30, 1998.

                                                           Page
                                                           ----
     Report of Independent Auditors                          8
     Statement of Rental Revenue and
       Direct Operating Expenses                             9
     Notes to Statement of Rental Revenue
       and Direct Operating Expenses                        10

      (3)   The following audited financial statement of the  111
East  Capitol Building for the year ended December  31,  1997  is
attached   hereto.  Also  included  is  the  unaudited  financial
statement for the six months ended June 30, 1998.

                                                             Page
                                                             ----
     Report of Independent Auditors                            12
     Statement of Rental Revenue and
       Direct Operating Expenses                               13
     Notes to Statement of Rental Revenue
       and Direct Operating Expenses                           14

      (4)   The  following  audited financial  statement  of  the
Winchester  Building  for the year ended  December  31,  1997  is
attached   hereto.  Also  included  is  the  unaudited  financial
statement for the nine months ended September 30, 1998.

                                                             Page
                                                             ----
     Report of Independent Auditors                            16
     Statement of Rental Revenue and
       Direct Operating Expenses                               17
     Notes to Statement of Rental Revenue
       and Direct Operating Expenses                           18

     (b)  Pro Forma Consolidated Financial Statements

      The  following  unaudited Pro Forma Consolidated  Financial
Statements are attached hereto.

                                                             Page
                                                             ----
Pro Forma Consolidated Financial Statements (Unaudited)        19
Pro Forma Consolidated Balance Sheet (Unaudited) -
  As of September 30, 1998                                     21
Pro Forma Consolidated Statement of Income (Unaudited) -
  For the Year Ended December 31, 1997                         22
Pro Forma Consolidated Statement of Income (Unaudited) -
  For the Nine Months Ended September 30, 1998                 23
Notes to Pro Forma Consolidated Financial
  Statements (Unaudited)                                       24

     (c)  Exhibits

     (23) Consent of Independent Auditors

Report of Independent Auditors


The Board of Directors
Parkway Properties, Inc.

We have audited the accompanying statement of rental revenue and direct operating expenses of the Southtrust Bank Building for the year ended December 31, 1997. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of rental revenue and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Parkway Properties, Inc., as described in Note 2, and is not intended to be a complete presentation of the Southtrust Bank Building's revenue and expenses.

In our opinion, the statement of rental revenue and direct operating expenses referred to above presents fairly, in all material respects, the rental revenue and direct operating expenses described in Note 2 of the Southtrust Bank Building for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

We have compiled the accompanying statement of rental revenue and direct operating expenses of the Southtrust Bank Building for the three months ended March 31, 1998 in accordance with the Statement on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. A compilation is limited to presenting in the form of a financial statement information that is the representation of management. We have not audited or reviewed the statement of rental revenue and direct operating expenses of the Southtrust Bank Building for the three months ended March 31, 1998 and, accordingly, do not express an opinion or any other form of assurance on the statement.


Jackson, Mississippi                       /s/ Ernst & Young LLP
March 19, 1999

                    Southtrust Bank Building

                   Statement of Rental Revenue
                  and Direct Operating Expenses


                               Year Ended       Three MonthsEnded
                            December 31, 1997     March 31, 1998
                           ------------------   ------------------
                                                    (unaudited)

Rental revenue:
 Minimum rents ............... $2,545,811         $  643,702
 Reimbursed charges and
   other income...............    205,639             62,241
                               ----------         ----------
                                2,751,450            705,943

Direct operating expenses
 (Note 2):
  Utilities...................    315,466             85,966
  Real estate taxes...........    227,396             56,750
  Maintenance services
    and supplies..............    104,239             26,275
  Janitorial services
    and supplies..............     33,163             35,246
  Management fees (Note 3)....     79,828             22,100
  Salary and wages............    244,957             52,784
  Administrative and
    miscellaneous expenses....    199,662             24,140
                               ----------         ----------
                                1,204,711            303,261
                               ----------         ----------
Excess of rental revenue over
  direct operating expenses... $1,546,739         $  402,682
                               ==========         ==========


                       See accompanying notes.

                    Southtrust Bank Building

              Notes to Statement of Rental Revenue
                  and Direct Operating Expenses

                        December 31, 1997


1.  Organization and Significant Accounting Policies

    Description of Property

     On March 31, 1998, Parkway Properties, Inc. (the "Company") purchased the Southtrust Bank Building (the "Building") in Tampa, Florida from an unrelated party. This seventeen-story building contains a total of approximately 196,000 (unaudited) square feet of rentable area.

     The  Building's  1998 unaudited rental revenues  and  direct
operating   expenses  have  been  included  in  the  accompanying
financial statement for the period prior to being acquired by the Company.

    Rental Revenue

     Minimum rents from leases are accounted for ratably over the term of each lease. Tenant reimbursements are recognized as revenue as the applicable services are rendered or expenses incurred.

    The future minimum rents on noncancelable operating leases at December 31, 1997 are as follows:

                        Year            Amount
                   --------------------------------
                       1998         $ 2,681,000
                       1999           2,567,000
                       2000           2,482,000
                       2001           2,373,000
                       2002           1,890,000
                     Thereafter       2,428,000
                                    -----------
                                    $14,421,000
                                    ===========

     The above amounts do not include tenant reimbursements for utilities, taxes, insurance and common area maintenance.

2.  Basis of Accounting

     The accompanying statement of rental revenue and direct operating expenses is presented on the accrual basis. The statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain expenses not comparable to the proposed future operations of the Building such as depreciation and mortgage
interest  expense.   Management is  not  aware  of  any  material
factors relating to the Building that would cause the reported financial information not to be necessarily indicative of future operating results.

3.  Management Fees

    Management fees of approximately 3% of revenues received from the operations of the Building were paid to an unrelated management company.

Report of Independent Auditors


The Board of Directors
Parkway Properties, Inc.

We have audited the accompanying statement of rental revenue and direct operating expenses of River Oaks Plaza for the year ended December 31, 1997. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of rental revenue and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Parkway Properties, Inc., as described in Note 2, and is not intended to be a complete presentation of River Oaks Plaza's revenue and expenses.

In our opinion, the statement of rental revenue and direct operating expenses referred to above presents fairly, in all material respects, the rental revenue and direct operating expenses described in Note 2 of River Oaks Plaza for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

We have compiled the accompanying statement of rental revenue and direct operating expenses of River Oaks Plaza for the four months ended April 30, 1998 in accordance with the Statement on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. A compilation is limited to presenting in the form of a financial statement information that is the representation of management. We have not audited or reviewed the statement of rental revenue and direct operating expenses of River Oaks Plaza for the four months ended April 30, 1998 and, accordingly, do not express an opinion or any other form of assurance on the statement.


Jackson, Mississippi                       /s/ Ernst & Young LLP
March 18, 1999

                        River Oaks Plaza

                   Statement of Rental Revenue
                  and Direct Operating Expenses


                               Year Ended       Four Months Ended
                            December 31, 1997     April 30, 1998
                            -----------------   -----------------
                                                    (unaudited)

Rental revenue:
 Minimum rents ...............   $956,669           $313,712
 Reimbursed charges and
   other income...............     18,281             18,423
                                 --------           --------
                                  974,950            332,135
                                 --------           --------

Direct operating expenses
 (Note 2):
  Utilities...................    136,847             50,683
  Real estate taxes...........     41,071             13,692
  Maintenance services
    and supplies..............     33,970             20,069
  Janitorial services
    and supplies..............     53,922             17,841
  Management fees (Note 3)....     40,817             12,988
  Administrative and
    miscellaneous expenses....     44,077             14,628
                                 --------           --------
                                  350,634            129,901
                                 --------           --------
Excess of rental revenue over
  direct operating expenses...   $624,316           $202,234
                                 ========           ========


                       See accompanying notes.

                        River Oaks Plaza

                Notes to Statement of Rental Revenue
                   and Direct Operating Expenses

                         December 31, 1997

1.   Organization and Significant Accounting Policies

Description of Property

      On  May  1,  1998, Parkway Properties, Inc. (the "Company")
purchased   River  Oaks  Plaza  (the  "Building")   in   Jackson,
Mississippi, from an unrelated party. The Building consists of two garden-style, two-story buildings which contain approximately 73,000 (unaudited) square feet of rentable area.

      The  Building's 1998 unaudited rental revenues  and  direct
operating   expenses  have  been  included  in  the  accompanying
financial statement for the period prior to being acquired by the Company.

Rental Revenue

     Minimum rents from leases are accounted for ratably over the term of each lease. Tenant reimbursements are recognized as revenue as the applicable services are rendered or expenses incurred.

    The future minimum rents on noncancelable operating leases at December 31, 1997 are as follows:

                        Year            Amount
                   --------------------------------
                        1998          $  875,000
                        1999             605,000
                        2000             468,000
                        2001             361,000
                        2002             329,000
                     Thereafter          473,000
                                      ----------
                                      $3,111,000
                                      ==========

     The above amounts do not include tenant reimbursements for utilities, taxes, insurance and common area maintenance.

     Two tenants, whose leases expire May 1999 and December 1999 and two tenants whose leases expired during 1998, accounted for approximately 78% of the Building's 1997 rental revenue.

2.  Basis of Accounting

     The accompanying statement of rental revenue and direct operating expenses is presented on the accrual basis. The statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain expenses not comparable to the proposed future operations of the Building such as depreciation and mortgage
interest  expense.   Management is  not  aware  of  any  material
factors relating to the Building that would cause the reported financial information not to be necessarily indicative of future operating results.

3.  Management Fees

    Management fees of approximately 4% of revenues received from the operations of the Building were paid to a subsidiary of the Company.

                 Report of Independent Auditors


The Board of Directors
Parkway Properties, Inc.

We have audited the accompanying statement of rental revenue and direct operating expenses of 111 East Capitol Building for the year ended December 31, 1997. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of rental revenue and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Parkway Properties, Inc., as described in Note 2, and is not intended to be a complete presentation of 111 East Capitol Building's revenues and expenses.

In our opinion, the statement of rental revenue and direct operating expenses referred to above presents fairly, in all material respects, the rental revenue and direct operating expenses described in Note 2 of 111 East Capitol for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

We have compiled the accompanying statement of rental revenue and direct operating expenses of 111 East Capitol for the six months ended June 30, 1998 in accordance with the Statement on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. A compilation is limited to presenting in the form of a financial statement information that is the representation of management. We have not audited or reviewed the statement of rental revenue and direct operating expenses of 111 East Capitol Building for the six months ended June 30, 1998 and, accordingly, do not express an opinion or any other form of assurance on the statement.


Jackson, Mississippi                       /s/ Ernst & Young LLP
March 19, 1999

                    111 East Capitol Building

                   Statement of Rental Revenue
                  and Direct Operating Expenses


                               Year Ended       Six Months Ended
                            December 31, 1997     June 30, 1998
                            -----------------   ----------------
                                                    (unaudited)

Rental revenue:
 Minimum rents ...............  $2,037,243        $1,046,334
 Reimbursed charges and
   other income...............     409,668           103,108
                                ----------        ----------
                                 2,446,911         1,149,442
                                ----------        ----------

Direct operating expenses
 (Note 2):
  Utilities...................    296,599            111,818
  Real estate taxes...........    308,513            154,257
  Maintenance services
    and supplies..............    132,397             75,615
  Janitorial services
    and supplies..............     92,488             53,095
  Management fees (Note 3)....     94,763             45,547
  Administrative and
    miscellaneous expenses....    206,706             95,278
                               ----------         ----------
                                1,131,466            535,610
                               ----------         ----------
Excess of rental revenue over
  direct operating expenses... $1,315,445         $  613,832
                               ==========         ==========


                       See accompanying notes.

                    111 East Capitol Building

                Notes to Statement of Rental Revenue
                   and Direct Operating Expenses

                         December 31, 1997

1.   Organization and Significant Accounting Policies

     Description of Property

     On July 1, 1998, Parkway Properties, Inc. (the "Company") purchased 111 East Capitol Building (the "Building") in Jackson, Mississippi from an unrelated party. The five-story building contains approximately 172,000 (unaudited) square feet of rentable area.

    The  Building's  1998 unaudited rental revenues  and  direct
operating   expenses  have  been  included  in  the  accompanying
financial statement for the period prior to be acquired by the Company.

    Rental Revenue

    Minimum rents from leases are accounted for ratably over the term of each lease. Tenant reimbursements are recognized as revenue as the applicable services are rendered or expenses incurred.

    The future minimum rents on noncancelable operating leases at December 31, 1997 are as follows:

                        Year            Amount
                   --------------------------------
                        1998        $2,049,000
                        1999         1,060,000
                        2000           786,000
                        2001           770,000
                        2002           702,000
                     Thereafter        922,000
                                    ----------
                                    $6,289,000
                                    ==========

      The above amounts do not include tenant reimbursements for utilities, taxes, insurance and common area maintenance.

      Three tenants, whose leases expired or will expire September 1998, June 1999 and January 2002, accounted for approximately 49% of the Building's 1997 rental revenue.

2.   Basis of Accounting

     The accompanying statement of rental revenue and direct operating expenses is presented on the accrual basis. The statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain expenses not comparable to the proposed future operations of the Building such as depreciation and mortgage
interest  expense.   Management is  not  aware  of  any  material
factors relating to the Building that would cause the reported financial information not be necessarily indicative of future operating results.

3.  Management Fees

    Management fees of approximately 4% of revenues received from the operations of the Building were paid to an unrelated management company.

                 Report of Independent Auditors


The Board of Directors
Parkway Properties, Inc.

We have audited the accompanying statement of rental revenue and direct operating expenses of The Winchester Building for the year ended December 31, 1997. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of rental revenue and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Parkway Properties, Inc., as described in Note 2, and is not intended to be a complete presentation of The Winchester Building's revenues and expenses.

In our opinion, the statement of rental revenue and direct operating expenses referred to above presents fairly, in all material respects, the rental revenue and direct operating expenses described in Note 2 of The Winchester Building for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

We have compiled the accompanying statement of rental revenue and direct operating expenses of The Winchester Building for the nine months ended September 30, 1998 in accordance with the Statement on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. A compilation is limited to presenting in the form of a financial statement information that is the representation of management. We have not audited or reviewed the statement of rental revenue and direct operating expenses of The Winchester Building for the nine months ended September 30, 1998 and, accordingly, do not express an opinion or any other form of assurance on the statement.


Jackson, Mississippi                       /s/ Ernst & Young LLP
March 17, 1999

                     The Winchester Building

                   Statement of Rental Revenue
                  and Direct Operating Expenses



                               Year Ended       Nine Months Ended
                            December 31, 1997   September 30,1998
                            -----------------   ------------------
                                                    (unaudited)

Rental revenue:
 Minimum rents ...............  $1,499,991        $1,208,853
 Reimbursed charges and
   other income...............     141,120           156,039
                                ----------        ----------
                                 1,641,111         1,364,892
                                ----------        ----------

Direct operating expenses
 (Note 2):
  Utilities...................    195,500            156,841
  Real estate taxes...........     93,715             74,253
  Maintenance services
    and supplies..............     99,914             73,615
  Janitorial services
    and supplies..............     86,207             70,697
  Management fees (Note 3)....     39,216             35,926
  Wages.......................     37,162             28,973
  Administrative and
    miscellaneous expenses....     25,586             19,965
                               ----------         ----------
                                  577,300            460,270
                               ----------         ----------
Excess of rental revenue over
  direct operating expenses... $1,063,811         $  904,622
                               ==========         ==========




                     See accompanying notes.

                     The Winchester Building

                Notes to Statement of Rental Revenue
                   and Direct Operating Expenses

                         December 31, 1997


1.   Organization and Significant Accounting Policies

     Description of Property

     On December 18, 1998, Parkway Properties, Inc. (the "Company") purchased The Winchester Building (the "Building") in Richmond, Virginia, from an unrelated party. The three-story building contains approximately 128,000 (unaudited) square feet of rentable area,

     Rental Revenue

     Minimum rents from leases are accounted for ratably over the term of each lease. Tenant reimbursements are recognized as revenue as the applicable services are rendered or expenses incurred.

     The future minimum rents on noncancelable operating leases at December 31, 1997 are as follows:

                        Year            Amount
                   --------------------------------
                       1998         $1,612,000
                       1999          1,410,000
                       2000            999,000
                       2001            589,000
                       2002            430,000
                    Thereafter         142,000
                                    ----------
                                    $5,182,000
                                    ==========

     The above amounts do not include tenant reimbursements for utilities, taxes, insurance and common area maintenance.

2.   Basis of Accounting

     The accompanying statement of rental revenue and direct operating expenses is presented on the accrual basis. The statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain expenses not comparable to the proposed future operations of the Building such as depreciation and mortgage
interest  expense.   Management is  not  aware  of  any  material
factors relating to the Building that would cause the reported financial information not be necessarily indicative of future operating results.

3.   Management Fees

     Management fees of approximately 2.5% of revenues received from the operations of the Building were paid to an unrelated management company.

                    PARKWAY PROPERTIES, INC.

           Pro Forma Consolidated Financial Statements
                           (Unaudited)

     The following unaudited pro forma consolidated balance sheet as of September 30, 1998 and pro forma consolidated statements of income of Parkway Properties, Inc. ("Parkway") for the year ended December 31, 1997 and the nine months ended September 30, 1998 give effect to the recent purchases of Parkway listed below for the periods stated. The pro forma consolidated financial statements have been prepared by management of Parkway based upon the historical financial statements of Parkway and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements.

     The pro forma consolidated balance sheet sets forth the effect of Parkway's purchase of the Winchester Building, as if it had been consummated on September 30, 1998.

     The pro forma consolidated statements of income sets forth the effects of Parkway's purchases of the buildings listed below as if they had been consummated on January 1, 1997.


     BUILDING                            DATE OF PURCHASE

     Winchester Building                     12/18/98
     111 East Capitol Building               07/01/98
     River Oaks Plaza                        05/01/98
     Southtrust Bank Building                03/31/98
     Brookdale Portfolio                     02/25/98
     Schlumberger Building                   01/21/98
     Greenbrier Towers                       11/25/97
     Raytheon Building                       11/17/97
     First Little Rock Plaza                 11/07/97
     Hightower Centre                        10/01/97
     Morgan Keegan Tower                     09/30/97
     First Tennessee Plaza                   09/18/97
     Fairway Plaza                           08/12/97
     NationsBank Tower                       07/31/97
     Lakewood II                             07/10/97
     Sugar Grove                             05/01/97
     Vestavia Centre                         04/04/97
     Meridian                                03/31/97
     Charlotte Park Executive Center         03/18/97
     Courtyard at Arapaho                    03/06/97
     Ashford II                              01/28/97
     Forum II & III                          01/07/97

      In addition to the purchases listed above, the pro forma consolidated statement of income sets forth the effect of the sale of 1,750,000 shares of Common Stock on January 22, 1997, 262,500 shares of Common Stock on February 19, 1997, 3,000,000 shares of

Common Stock on September 24, 1997, 450,000 shares of Common Stock on October 6, 1997, 451,128 shares of Common Stock on February 3, 1998, 855,900 shares of Common Stock on March 11, 1998, 2,400,000 shares of 8.75% Series A Cumulative Redeemable Preferred Stock on April 28, 1998 and 250,000 shares of 8.75% Series A
Cumulative  Redeemable   Preferred   Stock  on  May  6,  1998  as
if these transactions had occurred January 1, 1997.

     These pro forma consolidated financial statements may not be indicative of the results that actually would have occurred if the purchases, sales and/or financings had been in effect on the dates indicated or which may be obtained in the future. The pro forma consolidated financial statements should be read in conjunction with the consolidated financial statements and notes of Parkway included in its annual report on Form 10-K for the year ended December 31, 1997.

            PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
              PRO FORMA CONSOLIDATED BALANCE SHEET
                       September 30, 1998

                               Parkway    Pro Forma    Parkway
                              Historical  Adjustments Pro Forma
                              ----------  ----------- ---------
                                        (In thousands)
Assets                                       (1-5)
Real estate related investments:
  Office buildings.............$565,383    $ 11,680    $577,063
  Land held for development....   1,721           -       1,721
  Accumulated depreciation.....(23,499)           -    (23,499)
                               --------    --------    --------
                                543,605      11,680     555,285

  Land held for sale...........   3,903           -       3,903
  Mortgage loans...............     896           -         896
  Real estate partnership......     333           -         333
                               --------    --------    --------
                                548,737      11,680     560,417
Interest, rents receivable
  and other assets.............  14,459           -      14,459
Cash and cash equivalents......     809       (809)           -
                               --------    --------    --------
                               $564,005      10,871     574,876
                               ========    ========    ========
Liabilities
Notes payable to banks..........$ 14,025   $ 10,871    $ 24,896
Mortgage notes payable
  without recourse..............203,986           -     203,986
Accounts payable and other
  liabilities................... 18,451           -      18,451
                               --------    --------    --------
                                236,462      10,871     247,333
                               --------    --------    --------
Stockholders' Equity
8.75% Series A Preferred stock,
  $.001 par value, 2,750,000
  shares authorized and
  2,650,000 shares issued and
  outstanding................... 66,250           -      66,250
Common stock, $.001 par value,
  70,000,000 shares authorized,
  10,106,710 shares issued and
  outstanding ..................     10           -          10
Additional paid-in capital......223,885           -     223,885
Retained earnings............... 37,398           -      37,398
                               --------    --------    --------
                                327,543           -     327,543
                               --------    --------    --------
                               $564,005    $ 10,871    $574,876
                               ========    ========    ========


                     See accompanying notes.

             PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
             PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                FOR THE YEAR ENDED DECEMBER 31, 1997
              (In thousands, except per share data)

                               Parkway    Pro Forma     Parkway
                            Historical   Adjustments  Pro Forma
                            ----------   -----------  ---------
                           (Unaudited)      (1-6)
Revenues
Income from office properties..$45,799    $43,808(a)  $89,607
Income from other real estate
  properties....................   722          -         722
Interest on mortgage loans......    63          -          63
Management company income.......   539          -         539
Interest on investments.........   373          -         373
Dividend income.................   388          -         388
Deferred gains and other income.   203          -         203
                               -------    -------     -------
                                48,087     43,808      91,895
                               -------    -------     -------
Expenses
Office properties
  Operating expense.............19,697     18,938(a)   38,635
  Interest expense:
    Contractual................. 5,486      3,266(c)    8,752
    Amortization................    95          -          95
  Depreciation and amortization. 6,033      6,656(a)   12,689
  Minority interest.............    59          -          59
Other real estate properties
  Operating expense.............   462          -         462
Interest expense on bank notes:
  Contractual...................   810       (810)(d)       -
  Amortization..................   187          -         187
Management company expense......   362          -         362
General and administrative...... 3,312          -       3,312
                               -------    -------     -------
                                36,503     28,050      64,553
                               -------    -------     -------
Income before gains and
  minority interest.............11,584     15,758      27,342

Gain on real estate held for
  sale and mortgage loans....... 2,907          -       2,907
                               -------    -------     -------
Net income......................14,491     15,758      30,249

Dividends on preferred stock....     -      5,797       5,797
                               -------    -------     -------
Net income available to common
  stockholders.................$14,491    $ 9,961     $24,452
                               =======    =======     =======
Net income per common share:
  Basic........................$  2.05                $  2.42(3)
                               =======                =======
  Diluted......................$  2.01                $  2.39(3)
                               =======                =======
Weighted average shares
  outstanding
  Basic......................... 7,078                 10,107(3)
                               =======                =======
  Diluted....................... 7,214                 10,246(3)
                               =======                =======

                      See accompanying notes.

           PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
             PRO FORMA CONSOLIDATED STATEMENT OF INCOME
            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                             (Unaudited)

                                Parkway    Pro Forma    Parkway
                              Historical  Adjustments  Pro Forma
                              ---------- -------------- ---------
                             (In thousands, except per share data)
                                            (1-6)
Revenues
Income from office properties...$69,464  $ 5,591(b)    $75,055
Interest on mortgage loans......    97         -            97
Management company income.......   391         -           391
Interest on investments.........   113         -           113
Dividend income.................    44         -            44
Deferred gains and other income.   183         -           183
                               -------   -------       -------
                                70,292     5,591        75,883
                               -------   -------       -------
Expenses
Office properties
  Operating expense.............29,249     2,387(b)     31,636
  Interest expense:
    Contractual................. 7,767       209(c)      7,976
    Amortization of loan cost...    89         -            89
  Depreciation and amortization.10,205     1,031(b)     11,236
Other real estate properties
  Operating expense.............    84         -            84
Interest expense on bank notes:
  Contractual................... 3,153        (5)(d)     3,148
  Amortization of loan costs....   785         -           785
Management company expense......   299         -           299
General and administrative...... 2,579         -         2,579
                               -------   -------       -------
                                54,210     3,622        57,832
                               -------   -------       -------
Income before gains and
  minority interest.............16,082     1,969        18,051

Gain on real estate held for
  sale and mortgage loans....... 4,886         -         4,886
Minority interest - unit holders   (1)         -            (1)
                               -------   -------       -------
Net income......................20,967     1,969        22,936

Dividends on preferred stock.... 2,464     1,884         4,348
                               -------   -------       -------
Net income available to common
  stockholders..................$18,503  $    85       $18,588
                               =======   =======       =======
Net income per common share
  Basic........................$  1.74                 $  1.84(3)
                               =======                 =======
  Diluted......................$  1.72                 $  1.81(3)
                               =======                 =======
Weighted average shares
  outstanding
  Basic.........................10,619                  10,107(3)
                               =======                 =======
  Diluted.......................10,758                  10,246(3)
                               =======                 =======

                      See accompanying notes.

                     PARKWAY PROPERTIES, INC.

       Notes to Pro Forma Consolidated Financial Statements
                         (Unaudited)

1. On March 31, 1998, the Company purchased the Southtrust Bank Building in St. Petersburg, Florida for $17,440,000. The Southtrust Bank Building is a seventeen-story 196,000 rentable square foot office building overlooking Tampa Bay in downtown St. Petersburg. The building has an attached parking garage accommodating 192 spaces.

2. On May 1, 1998, the Company purchased the 73,000 square foot River Oaks Office Plaza in Jackson, Mississippi for $4,400,000. The project consists of two garden-style, two-story buildings constructed in 1981 and includes 326 surface parking spaces. River Oaks Office Plaza is located in the Lakeland Drive sub-market of Jackson.

3. On July 1, 1998, the Company purchased a partnership owning the 172,000 square foot 111 East Capitol Building in Jackson, Mississippi for $11,350,000 including 1,318 operating partnership units of Parkway Properties LP and the assumption of a $5,647,000 mortgage note payable. This acquisition has been accounted for using the purchase method of accounting. The total purchase price has been allocated on the basis of fair values of the assets acquired and liabilities assumed. The mortgage note payable, which has a stated rate of 8% has been recorded at $5,962,000 to reflect it at fair value based on the Company's current incremental borrowing rate of 7%. The building was constructed in 1983 and includes an attached 200-space two-level parking garage. The 111 East Capitol Building is located in the Central Business District of Jackson.

4.   On  July  1,  the  Company  sold  the  four-building  Dallas
     Portfolio for $53,250,000. The Company recorded a gain for financial purposes of $3,292,000 on the sale.

5.   On  December 18, 1998, the Company purchased the  Winchester
     Building in Richmond, Virginia for $11,680,000. The three-story, 128,000 square foot office building was constructed in 1987 and is currently 88% leased.

6. The pro forma adjustments to the historical Consolidated Statement of Income for the year ended December 31, 1997 and the nine months ended September 30, 1998 set forth the effects of Parkway's purchases of the following buildings as if they had been consummated on January 1, 1997.

          BUILDING                            DATE OF PURCHASE

          Winchester Building                     12/18/98
          111 East Capitol Building               07/01/98
          River Oaks Plaza                        05/01/98
          Southtrust Bank Building                03/31/98
          Brookdale Portfolio                     02/25/98
          Schlumberger Building                   01/21/98
          Greenbrier Towers                       11/25/97
          Raytheon Building                       11/17/97
          First Little Rock Plaza                 11/07/97
          Hightower Centre                        10/01/97
          Morgan Keegan Tower                     09/30/97
          First Tennessee Plaza                   09/18/97
          Fairway Plaza                           08/12/97
          NationsBank Tower                       07/31/97
          Lakewood II                             07/10/97
          Sugar Grove                             05/01/97
          Vestavia Centre                         04/04/97
          Meridian                                03/31/97
          Charlotte Park Executive Center         03/18/97
          Courtyard at Arapaho                    03/06/97
          Ashford II                              01/28/97
          Forum II & III                          01/07/97

(a) The pro forma adjustments to the Consolidated Statement of Income are detailed below by property for the year ended
     December 31, 1997.

                         Revenue               Expenses
                       --------------------------------------
                             Income From Real Estate Owned
                       Real Estate     Operating    Depreciation
                       Properties       Expense       Expense*
                       -----------   ------------   ------------
Purchases:
  Charlotte Park     $    505,000    $   208,000    $    69,000
  Ashford II               54,000         37,000          4,000
  Courtyard at
    Arapaho               366,000        164,000         58,000
  Meridian                354,000        123,000         59,000
  Vestavia                240,000         91,000         26,000
  Sugar Grove             309,000        165,000         43,000
  Lakewood II             977,000        447,000        129,000
  NationsBank Tower     2,392,000      1,003,000        271,000
  Fairway Plaza           859,000        379,000         94,000
  First Tennessee
    Plaza               4,253,000      2,080,000        477,000
  Morgan Keegan
    Tower               3,327,000      1,665,000        618,000
  Hightower Centre        833,000        333,000        113,000
  Raytheon Building     2,417,000      1,072,000        315,000
  First Little Rock     1,298,000        517,000        191,000
  Greenbrier Towers     1,913,000        835,000        330,000
  Schlumberger          2,260,000        817,000        275,000
  Brookdale Portfolio  20,543,000      9,108,000      3,668,000
  Southtrust Bank Bldg. 2,751,000      1,205,000       392,000
  River Oaks Plaza        975,000        351,000         99,000
  111 East Capitol      2,447,000      1,131,000        255,000
  Sale of Dallas
    Portfolio         (6,906,000)    (3,370,000)    (1,093,000)
  Winchester            1,641,000        577,000        263,000

                      -----------    -----------    -----------
                      $43,808,000    $18,938,000    $ 6,656,000
                      ===========    ===========    ===========

     *Depreciation is provided by the straight-line method over the estimated useful lives of the buildings (40 years).

(b) The pro forma adjustments to the Consolidated Statement of Income are detailed below by property for the nine months ended September 30, 1998.

                          Revenue              Expense
                       ----------------------------------------
                           Income From Real Estate Owned
                       Real Estate     Operating Depreciation
                       Properties      Expense       Expense*
                       -----------   ------------  ------------
Purchases:
Schlumberger           $   125,000   $     45,000  $     15,000
Brookdale Portfolio      3,139,000      1,392,000       560,000
Southtrust Bank Building   706,000        303,000        98,000
River Oaks Plaza           332,000        130,000        33,000
111 East Capitol         1,149,000        536,000       128,000
Sale of Dallas Portfolio(1,225,000)      (479,000)            -
Winchester               1,365,000        460,000       197,000
                       -----------    -----------   ------------
                       $ 5,591,000      2,387,000   $  1,031,000
                       ===========   ============   ============

     *Depreciation is provided by the straight-line method over the estimated useful lives of the buildings (40 years).

(c) Pro forma interest expense on real estate owned reflects the non-recourse debt placed on certain buildings acquired in 1997 and 1998 and debt assumed upon purchase at the actual amounts and rates by property as if in place January 1, 1997 and is detailed below.

          Property/Placement             Year Ended
               Date/Rate        Debt       12/31/97
          ------------------ ----------- ----------
          Lakewood II*
            7/97 8.08%       $ 6,910,000  $ 294,000

          BB&T
            11/97 7.3%        15,000,000    958,000

          Raytheon Building*
            11/97 8.125%       7,958,000    566,000

          First Tennessee
            Plaza
            12/97 7.17%       15,000,000  1,031,000

          111 East Capitol*
            7/98 7%            5,962,000    417,000
                                         ----------
                                         $3,266,000
                                         ==========
          *Assumed in purchase.

     (d) The pro forma effect of the building purchases, the placement of non-recourse debt, the sales of Common Stock and the sale of the Dallas portfolio on interest expense on notes payable to banks was $819,000 for the year ended December 31, 1997 and $614,000 for the nine months ended September 30, 1998.

7. The pro forma basic and diluted earnings per share for the year ended December 31, 1997 reflect the sale of 1,750,000 shares of Common Stock on January 22, 1997, 262,500 shares of Common Stock on February 19, 1997, 3,000,000 shares of Common Stock on September 24, 1997, 450,000 shares of Common Stock on October 6, 1997, 451,128 shares of Common Stock on February 23, 1998, 855,900 shares of Common Stock on March 11, 1998 and the purchase of 992,681 shares of Common Stock in the third quarter of 1998.

8.   No   income  tax  expenses  were  provided  because  of  the
     Company's net operating loss carryover and status as a REIT.

                          FORM 8-K

                     PARKWAY PROPERTIES, INC.


                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  March 24, 1999               PARKWAY PROPERTIES, INC.

                                    BY:  /s/Sarah P. Clark
                                         Sarah P. Clark
                                         Senior Vice President,
                                         Chief Financial Officer,
                                         Treasurer and Secretary